SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                 FORM 8-K



                         Commission File No.: 0-9503

                              Current Report


                             August 13, 1997
             (Date of Report - Date of Earliest Event Reported)



                       DIGITAL PRODUCTS CORPORATION

     Florida                                             59-1141879
(State or other jurisdiction of                         (IRS Employer
Incorporation or organization)                         Identification No)

                          1498 Northwest 3rd Street
                        Deerfield Beach, Florida 33442
                   (Address of Principal Executive Offices)


                              (954) 296-9600
                      (Registrant's Telephone Number)


                                   None
             (Former Name, Former Address and Former Fiscal Year,
                      if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On April 3, 1997, the Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act in the U.S. District Court for the Southern District of Florida. Since that date, the Company has continued its day-to-day business under the protection of the Bankruptcy Court as Debtor-In-Possession. The following Monthly Financial Report for Business for the month of July was filed with the Bankruptcy Court on August 16, 1997.

                     UNITED STATES BANKRUPTCY COURT
                     SOUTHERN DISTRICT OF FLORIDA
                           MIAMI DIVISION


IN RE:                                         CASE NUMBER

                                               97-21987BKC-RBR

                                               JUDGE RAYMOND B. RAY

DEBTOR.                                        CHAPTER 11


           DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                          FOR THE PERIOD

                 FROM    7/1/97    TO    7/31/97



Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                               Robert Furr
                                               Attorney for Debtor


     Debtor's Address                          Attorney's Address
     And Phone Number:                         and Phone Number:

     1498 NW 3rd Street                        1499 W Palmetto Road

     Deerfield Beach, FL 33442                 Boca Raton, FL 33486

     954-246-9600                              561-395-0500

                   Monthly Financial Report for Business

For the Period Beginning:        7/1/97          and Ending:     7/31/97

Name of Debtor: Digital Products Corporation     Case Number: 97-21987 BKC RBR
Date of Petition:          4/3/97

                                                     Current        Cumulative
                                                     Month          Petition to Date
     1. Cash at Beginning of Period                  $ 79,903.14    $ 60,846.09
     2. Receipts:
          A. Cash Sales                                  -              -
           Less: Cash Refunds                            -              -
          Net Cash Sales                                 -              -
           B. Collections on Post Petition A/R        211,220.39     401,662.96
           C. Collections on Pre Petition A/R          19,853.35     346,825.16
           D. Other Receipts                            1,626.00      34,507.26
     3. TOTAL RECEIPTS                                232,699.74     782,995.38
     4. TOTAL CASH AVAILABLE FOR
          OPERATIONS (Line 1 + Line 3)                312,602.88     843,841.47

     5. DISBURSEMENTS
          A. U.S. Trustee Quarterly Fees                3,750.00       3,750.00
          B. Net Payroll                               48,280.94     197,713.43
          C. Payroll Taxes Paid                        22,035.27      87,263.30
          D. Sales and Use Taxes                          -              -
          E. Other Taxes                                  -              -
           F. Rent                                      5,000.00      20,000.00
          G. Other Leases                              10,842.12      15,752.12
          H. Telephone                                 27,515.73      85,389.05
           I. Utilities                                   -              -
           J. Travel & Entertainment                   14,878.85      31,364.45
           K. Vehicle Expenses                            -              -
           L. Office Supplies                           3,287.50       5,146.45
           M. Advertising                               2,969.94       4,944.94
           N. Insurance (Attachment 7)                  8,854.99      53,219.97
           O. Purchases of Fixed Assets                16,241.06      25,781.17
            P. Purchases of Inventory                  17,260.20      72,413.17
            Q. Manufacturing Supplies                     -              -
            R. Repairs and Maintenance                    -              238.50
            S. Payments to Secured Creditors              -              -
            T. Other Operating Expenses                75,545.02     184,723.66
          (Attach List)
     6. TOTAL CASH DISBURSEMENTS                      256,461.62     787,700.21
     7. ENDING CASH BALANCE
          (LINE 4 - LINE 6)                          $ 56,141.26    $ 56,141.26


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 13 day of August 1997.

                        Monthly Financial Report for Business

Period Beginning:      7/1/97    and Ending:     7/31/97

Name of Debtor: Digital Products Corporation     Case Number: 97-21987-BKC-RBR
Date of Petition:          4/3/97


          OTHER RECEIPTS
                                                          Current          Cumulative
                                                          Month              to Date
     IL Unemployment Refund                                   -                701.08
     Employees                    Shipping                    -                 22.25
     AT&T Refund                                              -                172.98
     Various                      Misc Income                 -                837.38
     Genesee County               Payment in Error            -              1,622.00
     COD                          Supplies                    70.00          1,511.37
     EMS                          Cash Advance                -             24,900.00
     State of Utah                Receipt in Error         1,556.00          4,740.20
                                                         $ 1,626.00       $ 34,507.26


          OTHER OPERATING EXPENSES
                                                                 Current           Cumulative
                                                                 Month              to Date
Tax Account      Bank Charge              Service Charges             13.61             100.40
Barnett Bank     Bank Charge              Wire Transfer Fees          -                  75.00
Operating Acc    Bank Charge              Service Charges             30.00             292.71
Payroll Account  Bank Charges             Service Charges             15.03              77.56
                 Kinko's                  Copies for Tracking         -                 654.67
                 Postage                  Next Day Mailing            -                  56.75
                 Subcontractors           Installers               1,932.64          13,011.28
                 Corporate License Fees                               -                 330.00
                 Computer Programmer                               2,145.00          14,771.25
                 Subcontractors           Labor                    4,701.20          12,522.94
                 Freight                                          11,137.35          26,854.85
                 Transfer Agent                                    8,735.94          21,035.94
                 Patent Renewals                                   3,625.00          10,375.00
                 Refund (ck Rec in Error)                          4,740.20           6,362.20
                 Advance Payment          Repayment                   -              24,900.00
                 Various                  Medical Claims              -               1,835.88
                 Subcontractors           Computer Supplies           -                 498.18
                 S. Kapila                Interim CFO             10,469.05          10,469.05
                 L. Martin                Commission               1,000.00           1,000.00
                 Various                  Deposits                27,000.00          39,500.00
                                          Total                 $ 75,545.02        $184,723.66


                                ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:  Digital Products Corporation    Case Number: 97-21987 BKC RBR

Reporting Period Beginning:     7/1/97     and Ending:     7/31/97


ACCOUNTS RECEIVABLE AT PETITION DATE:          $534,314.00

ACCOUNTS RECEIVABLE RECONCILIATION (Includes all accounts receivable, pre-petition and post-petition, including charge card sales, which have not been received):

          Beginning of Month Balance                 $     532,887.49
          Plus: Current Month New Billings                  14,698.05
          Less: Collections during the Month               231,073.74
          End of Month Balance                       $     316,511.80


Aging:  (Show the total amount for each age group of accounts
          Incurred since filing the petition)

0-30 days     31-60 days     61-90 days     Over 90          Total
                                            Days
$14,698.05    91,863.11      22,461.60                       $129,022.76

                                ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  Digital Products Corporation     Case # 97-21987 BKC-RBR

Reporting Period Beginning     7/1/97     and Ending     7/31/97

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to the filing of the petition.


Date              Days
Incurred          Outstanding     Vendor                 Description                   Amount
24-Apr-97                         Millward & Co.         Audit                              150.00 dispute
30-June-97        2               United Parcel Service  364-325                            558.87
31-July-97        1               Dale English           Installer (subcontractor)          240.00
31-July-97        1               Albani Laporte         Installer (subcontractor)          718.00
31-July-97        1               Frank Garner           Installer (subcontractor)          230.00
31-July-97        1               Dan Farley             Installer (subcontractor)          725.00
31-July-97        1               LCI                    Long distance                   20,500.00
                                                                                        $23,121.87


ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

     Opening Balance (total from prior report)             $27,235.35
     Plus: New Indebtedness Incurred This Month             22,971.87
     Less: Amount Paid on Prior Accounts Payable            27,085.35
     End of Month Balance                                  $23,121.87


Secured: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                              Number          Total
                                              of Post         Amount of
Secured       Date                            Petition        Post Petition
Creditor/     Payment        Payment          Payments        Payments
Lessor        Due            Amount           Delinquent      Delinquent
None



                                ATTACHMENT 3

Name of Debtor: Digital Products Corporation        Case # 97-21987 BKC-RBR

Report Period Beginning          7/1/97     and Ending     7/31/97

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:          $148,780.63

INVENTORY RECONCILIATION:

          Inventory Balance at Beginning of Month     $    6,611.08
          Inventory Purchased during Month                17,260.20
          Inventory Used or Sold                          19,650.25
          Inventory on Hand at End of Month           $    4,221.03

METHOD OF COSTING INVENTORY:     Inventory is stated at lower of cost or
market using first-in, first-out method in determining cost, and replacement cost or net realizable value in determining market.







FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:          $716,000
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):


FIXED ASSETS RECONCILIATION:

Fixed Assets Book Value at Beginning of Month          $911,018.78
     Less:     Depreciation Expense                      34,963.00
     Plus:     New Purchases                             16,241.06
     Ending Monthly Balance                            $892,296.84

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
     Computer Equip. for Monitoring          $5,598.46
     Admin. Computer                          1,581.53
     Computer Drives/Equipment                1,001.07
     Accounting Software                      8,060.00

                              ATTACHMENT 4

                     MONTHLY BANK RECONCILIATIONS

DEBTOR: Digital Products Corporation          Case #     97 21987 BKC-RBR

Report Period Beginning:          7/1/97     Ending:          7/31/97

BANK:     Comerica Bank & Trust               BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006533
PURPOSE OF ACCOUNT:     Operating Account

     Beginning Balance               $ 77,781.79
     Total of Deposits Made           232,699.74
     Total Amount of Checks/Wires     186,086.77
     Service Charges                       30.00
     Transfers to Other Accounts       88,298.53
     Closing Balance                 $ 36,066.23


Number of First Check Written This Period          1198
Number of Last Check Written This Period           1308

Total Number of Checks Written This Period          106
Total Number of Wire Transfers                        2
Voided Checks This Period                             5
                                      Total         113



BANK:     Comerica Bank & Trust                  BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006541
PURPOSE OF ACCOUNT:     Payroll Account

     Beginning Balance                   $  1,328.76
     Total of Deposits Made                60,810.56 Wires in
     Total Amount of Checks Written        47,931.55
     Service Charges Payroll Depot            349.39
     Service Charges                           15.03
     Transfers to Other Accounts                0.00
     Closing Balance                     $ 13,843.35


Number of First Check Written This Period          246
Number of Last Check Written This Period           313

Total Number of Checks Written This Period          68
Plus Manual Checks                                   0
                                        Total       68

Plus     Direct Deposits                            28 Items
                                        Total       96 Items

                                ATTACHMENT 4

MONTHLY BANK RECONCILIATION

DEBTOR:  Digital Products Corporation           Case # 97 21987 BKC-RBR

Report Period Beginning:    7/1/97     Ending:          7/31/97

BANK:     Comerica Bank & Trust                  BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006558
PURPOSE OF ACCOUNT:     Tax Account

     Beginning Balance                 $     792.59
     Total of Deposits Made               27,487.97 Wires in
     Total Amount of Checks Written       22,035.27 Wires out
     Service Charges                          13.61
     Transfers to Other Accounts               0.00
     Closing Balance                    $  6,231.68

                               ATTACHMENT 5
                              CHECK REGISTER

DEBTOR: Digital Products Corporation            Case # 97-21987 BKC-RBR
Report Period Beginning:          7/1/97     And Ending:     7/31/97

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:          1811006533
PURPOSE OF ACCOUNT:     Operating Account


Date       Check #  Payee                       Purpose                    Amount
7/1/97     1198     American Stock Transfer     Stockholder Mailing        $6,978.80
7/1/97     1199     Office Depot                Supplies                       13.77
7/1/97     1200     Tracking Systems Corp.      S. Kapila Claim             5,751.65
7/1/97     1201     Lone Star Delivery          Delivery                       38.05
7/1/97     1202     Valentinos                  Lunch Meeting                  83.46
7/1/97     1203     Soneet Kapila               Interim CFO                 4,717.40
7/1/97     1204     Charles Nora                Expenses                      680.30
7/1/97     1205     Industrial Assembly         Strap Kits                  2,770.00
7/2/97     1206     AT&T Capital Corp.          Phone Lease                 3,053.88
7/2/97     1207     Access 2000                 Computer                    1,581.53
7/2/97     1208     Liberty Court Travel        Travel                      1,252.45
7/2/97     1209     American Design             Contract Labor                986.00
7/2/97     1210     Trade Associates, Inc.      Nat'l Assn. Of Counties     1,400.00
7/2/97     1211     Seitlin & Co.               Insurance                   5,911.29
7/7/97     1212     Bryan Brown                 Printer Ribbons                55.36
7/3/97     1213     KBS, Inc.                   Rent                        5,000.00
7/7/97     1214     PageNet                     Pagers                        232.03
7/7/97     1215     United Parcel Service       Freight                     2,490.31
7/7/97     1216     Virginia Riscorp            Workcomp                       22.16
7/7/97     1217     Riscorp Nat'l Ins           Workcomp                    1,098.88
7/7/97     1218     Telogy                      Equipment rent                131.44
7/7/97     1219     Corporate Systems Group     Computer Equip.             5,598.46
7/8/97     1220     Poe & Brown Benefits        Health Insurance              648.25
7/8/97     1221     Global Equipment            Freight                        12.70
7/8/97     1222     Jeffery Serbin              Repair Parts                   26.30
7/9/97     1223     Charles Nora                Travel Expenses               899.66
7/9/97     1224     Dale Conrad                 Travel Expenses               786.01
7/9/97     1225     Dale Conrad                 Travel Expenses             3,286.77
7/11/97    1226     Victor Flores               Computer Consulting           450.00
7/11/97    1227     Carwell, Inc.               Computer Training             195.00
7/11/97    1228     Self-Storage, Inc.          Storage rent                1,142.00
           1229     Voided                                                      -
7/11/97    1230     Richard Angulo              Equipment                   1,001.07
7/11/97    1231     Richard Angulo              Travel Expenses             1,910.10
7/11/97    1232     Holland & Knight            Patents                       375.00
7/11/97    1233     FedEx                       Shipping                       42.84
7/11/97    1234     AT&T Capital Corp.          Phone Lease                 6,107.76
7/11/97    1235     American Design             Contract Labor                754.00
7/11/97    1236     US Postmaster               Postage                        96.00
7/11/97    1237     Industrial Assembly         Strap Kits                  2,770.00
           1238     Voided                                                      -

                               ATTACHMENT 5
                              CHECK REGISTER
DEBTOR: Digital Products Corporation              Case # 97-21987 BKC-RBR
Report Period Beginning:          7/1/97          And Ending:     7/31/97

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:          1811006533
PURPOSE OF ACCOUNT:     Operating Account


Date        Check #  Payee                    Purpose                     Amount
7/11/97     1239     Competatech              Accounting Software         $ 8,060.00
7/11/97     1240     Bank of Kaukana          Refund Utah Payments          3,184.20
7/14/97     1241     EMS                      Fees                            150.00
7/14/97     1242     Midwest Business Equip.  Supplies                        291.28
7/14/97     1243     Frank Garner             Installer                       255.00
7/14/97     1244     Albani Laporte           Installer                       365.50
7/14/97     1245     Dale English             Installer                       135.00
7/14/97     1246     Synergy Communications   Website Design                  275.00
7/14/97     1247     Dale Conrad              Travel Reim.                    939.32
7/14/97     1248     United Parcel Service    Freight                       1,839.54
7/14/97     1249     Liberty Court Travel     Travel                        1,270.00
7/14/97     1250     Dadan Packaging          Inventory                       145.56
7/14/97     1251     Norrell                  Contract Labor                  283.92
7/14/97     wire     EMS                      Deposit                      10,000.00
7/16/97     1252     Charles Nora             Travel Expenses                 918.59
7/16/97     1253     Bank of Kaukana          Refund Utah Payment           1,556.00
7/17/97     1254     Lawrence Martin          Commission                    1,000.00
7/17/97     1255     Ken Virgillito           Travel Expenses                  40.00
7/17/97     1256     AICPA                    Dues                            100.00
7/17/97     1257     United Parcel Service    Freight                       1,928.78
7/17/97     1258     American Design          Contract Labor                1,218.00
7/18/97     1259     Don Rokusek              Travel Expenses                 386.38
7/18/97     1260     McDonald & Associates    Supplies                         67.20
            1261     Voided                                                   -
7/21/97     1262     Ken Virgillito           Supplies                        159.74
7/22/97     1263     US West                  Telephone                     1,661.32
7/23/97     1264     Richard Angulo           Travel/Supplies/Phone         2,022.33
7/23/97     1265     Lawrence Martin          Expenses                         54.18
7/23/97     1266     Pitney Bowes Credit      Postage Meter                   407.04
7/23/97     1267     KBS, Inc.                Inventory                     1,885.86
            1268     Voided                                                   -
7/23/97     1269     Gard Distributing        Straps                           78.75
7/23/97     1270     Office Depot             Supplies                         58.23
7/23/97     1271     United Parcel Service    Freight                       2,790.79
7/23/97     1272     TCG                      Telephone                     1,062.72
7/23/97     1273     Holland & Knight         Patents                       3,250.00
7/23/97     1274     Norrell                  Contract Labor                  328.28
7/23/97     1275     Dadan Packaging          Inventory                       529.00
7/23/97     1276     Loncki & Associates      Supplies                         22.19
7/24/97     1277     American Stock Transfer  Transfer Fee                  1,600.00
7/24/97     1278     Tricor                   18" Phone Cords                 450.42
7/24/97     1279     Poe & Brown Benefits     Health Insurance              1,051.04
7/24/97     1280     Albani Laporte           Installer                       687.14


                               ATTACHMENT 5
                              CHECK REGISTER
DEBTOR: Digital Products Corporation          Case # 97-21987 BKC-RBR
Report Period Beginning:      7/1/97          And Ending:     7/31/97

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:          1811006533
PURPOSE OF ACCOUNT:     Operating Account


Date        Check #  Payee                    Purpose                   Amount
7/24/97     1281     Frank Garner             Installer                 $   280.00
7/24/97     1282     Dale English             Installer                     210.00
7/24/97     1283     Industrial Assembly      Strapkits                   2,770.00
7/24/97     1284     Charles Nora             Travel Expenses             1,075.63
7/24/97     1285     Renata Batteries         Battery Packs               2,991.66
7/25/97     1286     United Parcel Service    Deposit                     4,000.00
7/25/97     1287     Charles Nora             Office Supplies               286.19
7/25/97     1288     American Design          Contract Labor              1,131.00
7/25/97     1289     Intouch Communications   Telephone Deposit           3,000.00
7/28/97     1290     Reliance Standard        Life Insurance                123.37
7/28/97     1291     Penny Woods              Expenses                       11.50
7/28/97     1292     Victor Flores            Computer Consulting         1,500.00
7/29/97     1293     Data Duplicating Corp.   Shipping Charges               71.96
7/29/97     1294     Gard Distributing        Straps                         98.95
7/29/97     1295     US Trustee               Trustee Fees                3,750.00
7/29/97     1296     Prudential Securities    Stockholder Mailing           157.14
7/29/97     1297     Liberty Court Travel     Travel                      1,394.50
7/30/97     1298     Richard Angulo           Telephone/Supplies            780.84
7/30/97     1299     Annie Angulo             Mileage                        94.55
7/30/97     1300     United Parcel Service    Freight                     1,922.38
7/30/97     1301     LCI International        Telephone                  22,300.49
7/30/97     1302     Dale Conrad              Travel/Supplies/Phone       1,773.49
            1303     Voided                                                  -
7/30/97     1304     Jeffery Serbin           Supplies                      136.48
7/30/97     1305     Office Depot             Supplies                       82.66
7/30/97     1306     Tape Machine             Supplies                       15.00
7/30/97     1307     Industrial Assembly      Strapkits                   2,770.00
7/30/97     wire     Advanced Promo Tech      Deposit                    10,000.00
7/31/97     1308     Lawrence Martin          Travel                        500.00

                                                                       $186,086.77


                               ATTACHMENT 5
                              CHECK REGISTER

DEBTOR: Digital Product Corporation               Case #: 97-21987 BKC-RBR

Report Period Beginning:          7/1/97          and Ending:     7/31/97

NAME OF BANK:          Comerica Bank & Trust
ACCOUNT NAME:          Digital Products
ACCOUNT #:               1811005541
PURPOSE OF ACCOUNT:     Payroll Account


Date       Check #                  Payee         Purpose          Amount
7/3/97     246-260+7 direct dep     Employees     Payroll          $11,295.63
7/11/97    261-277+7 direct dep     Employees     Payroll           12,050.18
7/18/97    278-294+7 direct dep     Employees     Payroll           11,458.72
7/25/97    295-313+7 direct dep     Employees     Payroll           13,127.02

           Sub Total Payroll Depot                                  47,931.55

July       Payroll Depot Serv. Chg                                     349.39

                                                   Grand Total     $48,280.94


                               ATTACHMENT 5
                              CHECK REGISTER

DEBTOR:     Digital Products Corporation          Case # 97-21987 BKC - RBR

Report Period Beginning:          7/1/97          and Ending:     7/31/97

NAME OF BANK:          Comerica Bank & Trust
ACCOUNT NAME:          Digital Products Corporation
ACCOUNT #:               1811006558
PURPOSE OF ACCOUNT:     Tax Account

Date       Check #           Payee                  Purpose           Amount
7/3/97     wire transfer     Payroll Depot          payroll taxes     $ 8,139.92
7/11/97    wire transfer     Payroll Depot          payroll taxes       5,472.12
7/18/97    wire transfer     Payroll Depot          payroll taxes       5,029.29
7/25/97    wire transfer     Payroll Depot          payroll taxes       5,704.64
                                                                     $ 24,345.97


                               ATTACHMENT 6a
                             Monthly Tax Report

DEBTOR: Digital Products Corporation          Case # 97-21987 BKC - RBR
Reporting Period Beginning:     7/1/97        and Ending:     7/31/97

                      TAXES PAID and ACCRUED DURING MONTH

Date       Bank              Description         Amount
7/3/97     Comerica Bank     FED WH              $2,232.30
                             FICA                 2,316.20
                             MEDICARE               541.72
                             FUTA                    88.39
                             IN WH                   62.77
                             MI WH                   25.38
                             NE WH                  182.10
                             VA WH                   28.18
                             FL SUTA                 76.36
                             IN SUTA                189.00
                             MI SUTA                 18.17
                             NE SUTA                 68.65
                                                 $5,829.22

7/11/97     Comerica Bank    FED WH              $2,465.44
                             FICA                 1,998.48
                             MEDICARE               467.39
                             FUTA                    30.98
                             IN WH                   62.77
                             MI WH                   25.38
                             NE WH                  237.87
                             VA WH                   28.18
                             FL SUTA                 72.45
                             MI SUTA                 18.17
                             NE SUTA                 65.01
                                                 $5,472.12

7/18/97     Comerica Bank    FED WH              $2,263.43
                             FICA                 1,886.22
                             MEDICARE               441.16
                             FUTA                    21.61
                             IN WH                   62.77
                             MI WH                   25.38
                             NE WH                  195.31
                             VA WH                   28.18
                             FL SUTA                 45.73
                             MI SUTA                 18.17
                             NE SUTA                 41.33
                                                 $5,029.29

                                ATTACHMENT 6a
                             Monthly Tax Report

DEBTOR: Digital Products Corporation          Case # 97-21987 BKC - RBR
Reporting Period Beginning:     7/1/97        and Ending:     7/31/97

                      TAXES PAID and ACCRUED DURING MONTH

Date        Bank              Description          Amount
7/25/97     Comerica Bank     FED WH              $2,518.57
                              FICA                 2,151.02
                              MEDICARE               503.04
                              FUTA                    25.74
                              IN WH                   62.77
                              MI WH                   25.38
                              NE WH                  243.58
                              VA WH                   28.18
                              FL SUTA                 71.09
                              MI SUTA                 18.17
                              NE SUTA                 57.10
                                                  $5,704.64

                               ATTACHMENT 6b

DEBTOR: Digital Products Corporation          Case # 97-21987 BKC - RBR
Report Period Beginning:          7/1/97      and Ending:     7/31/97

                             TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal & State withholding, FICA, state sales tax, property tax, unemployment taxes and State WC. Date last tax returns filed 7/27/97. Period: 2nd Quarter returns


Name of Taxing     Date Payment           Description              Amount
Authority          Due
Fed Taxes          07/08/97               Fed WH/Fica/Medicare     $7,149.84 Pd
Fed Taxes          07/16/97               Fed WH/Fica/Medicare      4,931.31 Pd
Fed Taxes          07/23/97               Fed WH/Fica/Medicare      4,590.81 Pd
Fed Taxes          07/30/97               Fed WH/Fica/Medicare      5,172.63 Pd
FUTA               10/31/97               Fed unemployment tax        166.72
IN WH              10/31/97               IN WH                       251.08
MI WH              10/31/97               MI WH                       101.52
NE WH              10/31/97               NE WH                       858.86
VA WH              10/31/97               VA WH                       112.72
FL SUTA            10/31/97               FL unemployment             265.63
IN SUTA            10/31/97               IN unemployment             189.00
MI SUTA            10/31/97               MI unemployment              72.68
NE SUTA            10/31/97               NE unemployment             232.09

                                ATTACHMENT 7
                 SUMMARY OF PERSONNEL & INSURANCE COVERAGES

Name of Debtor:  Digital Products Corporation          Case # 97-21987 BKC - RBR

Report Period Beginning:          7/1/97     and Ending     7/31/97

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer:        Title          Amount Paid          Travel Adv.
Richard Angulo          Pres/COO       $  7,384.60
Michael Luther          CEO/Chairman      4,615.40
Bryan Brown             CFO/Secy          6,153.84


                               PERSONNEL REPORT

                                                     Full Time     Part Time
Number of employees at beginning of period               20            3
Number hired during the period                            2
Number terminated during the period                       -
Number of employees on payroll at the end of period      22            3


                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health & life.


Carrier           Agent & Phone #    Policy #        Coverage     Expiration       Date
                                                     Type         Date             Premium
                                                                                                                                 Due
Riscorp of FL     Alexander & Alex   12924           WC           4/1/98           8/2/97
                  305-279-7870
VA Riscorp        Dade Underwriters  40076           WC           3/1/98           8/2/97
                  954-462-1304
Reliance Stand.   Mahoney & Asso.    LTD097814       LTD          8/1/97           8/2/97
Life Insurance    954-763-7971
Poe & Brown       Mahoney & Asso.    901             Health       12/31/97         8/2/97
Benefits          954-793-7971
Gotham Ins.       Seitlin Ins.       MM014842LP296   Comp. Gen'l  6/1/98           8/1/97
                  305-591-0090                       Liability
Nat'l Union Fire  Seitlin Ins.       BE932 21 38     Umbrella     6/1/98           8/1/97
Ins. Co. of Pitt. 305-591-0090                       Liability
Pacific Ins. Co.  Seitlin Ins.       ZG0008872       Property     5/1/98           8/1/97
                  305-591-0090
Fidelity & Dep.   Seitlin Ins.       TBA             Crime        5/1/98           8/1/97
                  305-591-0090



                                 ATTACHMENT 8

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD


















The Company filed its Plan of Reorganization and Disclosure Statement on June 16, 1997.